BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2026

Shares		Fair Value
	COMMON STOCKS — 90.1%
	BIOTECH & PHARMA - 7.0%
8,000	Krystal Biotech, Inc.(a)	$2,066,560
10,000	TransMedics Group, Inc.(a)	994,100
		3,060,660
	E-COMMERCE DISCRETIONARY - 4.7%
10,000	Amazon.com, Inc.(a)	2,082,700

	INTERNET MEDIA & SERVICES - 4.9%
7,500	Alphabet, Inc., Class A	2,156,700

	MEDICAL EQUIPMENT & DEVICES - 19.0%
3,750	IDEXX Laboratories, Inc.(a)	2,107,088
13,500	Intuitive Surgical, Inc.(a)	6,223,364
		8,330,452
	SEMICONDUCTORS - 21.0%
1,650	ASML Holding N.V. - ADR	2,179,370
40,000	NVIDIA Corporation	6,975,999
		9,155,369
	SOFTWARE - 11.9%
3,500	Adobe, Inc.(a)	850,780
9,500	Atlassian Corporation, Class A(a)	648,375
18,750	ServiceNow, Inc.(a)	1,960,313
15,000	Shopify, Inc., Class A(a)	1,779,300
		5,238,768
	TECHNOLOGY HARDWARE - 7.2%
12,500	Apple, Inc.	3,172,375

	TECHNOLOGY SERVICES - 14.4%
1,250	Fair Isaac Corporation(a)	1,334,425
10,000	Mastercard, Inc., Class A	4,996,600
		6,331,025

	TOTAL COMMON STOCKS (Cost $13,343,637)	39,528,049

BIONDO FOCUS FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

March 31, 2026

Shares		Fair Value
	RIGHT — 0.0%(b)
	MEDICAL EQUIPMENT & DEVICES — 0.0%(b)
18,500	ABIOMED, Inc. – CVR(a)(c)(d) (Cost $59,570)	$—

	SHORT-TERM INVESTMENT — 4.8%
	MONEY MARKET FUND - 4.8%
2,127,860	First American Treasury Obligations Fund, Class X, 3.58%(e) (Cost $2,127,860)	2,127,860

	TOTAL INVESTMENTS - 94.9% (Cost $15,531,067)	$41,655,909
	OTHER ASSETS IN EXCESS OF LIABILITIES - 5.1%	2,245,127
	NET ASSETS - 100.0%	$43,901,036

ADR	- American Depositary Receipt
CVR	- Contingent Value Right
N.V.	- Naamioze Vennootschap

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Illiquid security.
(d)	Valued using unobservable inputs and fair valued by the Advisor.
(e)	Rate disclosed is the seven day effective yield as of March 31, 2026.